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                                                                   EXHIBIT 10.22

                                                                  EXECUTION COPY

                        ESCROW AND STOCK PLEDGE AGREEMENT

     THIS ESCROW AND STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of April 26, 2000, is entered into between MRV Communications, Inc., a Delaware corporation (the "Secured Party") and those certain Selling Shareholders listed on Schedule A hereto represented by Keh-shium Liu (individually, a "Pledgor" and collectively, the "Pledgors"), and the law firm of Baker & McKenzie, Taipei office having David T. Liou as its representative ("Escrow Agent"), with reference to the following:

     WHEREAS, the Pledgors have purchased and will collectively beneficially own Five Hundred Fourteen Thousand, Two Hundred and Eighty Six (514,286) shares of the common stock of the Secured Party (the "MRV Shares") pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated April 26, 2000, by and among Quantum Optech Inc., a corporation organized and existing under the laws of the Republic of China ("QOI"), the Secured Party, and certain shareholders of QOI;

     WHEREAS, in connection with such purchase of MRV Shares and pursuant to the Stock Purchase Agreement, the Pledgors made certain representations, warranties and covenants to Secured Party and incurred certain indemnification obligations with respect to Secured Party;

     WHEREAS, as a condition for the Secured Party to enter into and to consummate the transactions contemplated by the Stock Purchase Agreement, the Pledgors desire to place the MRV Shares in escrow and pledge, grant, transfer, and assign to the Secured Party a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   Definitions and Construction.

(a) Definitions. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Stock Purchase Agreement. As used in this Agreement:

"Escrow Agent" shall have the meaning ascribed thereto in Section 2 of this Agreement.

"Agreement" shall mean this Escrow and Stock Pledge Agreement.

"Collateral" shall mean the Pledged Shares and the Proceeds, collectively.


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"Lien" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

"Pledged Shares" shall mean all of the shares described in the recitals to this Agreement and any other shares identified as Pledged Shares on Schedule A attached hereto (or any addendum thereto) in an amount totaling 171,429 shares.

"Pledgor" shall have the meaning ascribed thereto in the preamble to this Agreement.

"Proceeds" shall mean all proceeds (including proceeds of proceeds) of the Pledged Shares including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property, from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares or proceeds thereof (including any stock, or other securities or instruments, excluding cash, issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Secured Party and any claims against financial intermediaries under Section 8-313(2) of the California Commercial Code (the "Code") or otherwise); (b) "proceeds," as such term is used in Section 9-306 of the Code;
(c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares or proceeds thereof; (d) payments, excluding cash, (in any form whatsoever) made or due and payable to the Pledgors or any individual Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares or proceeds thereof; and (e) other amounts from time to time paid or payable, excluding cash, under or in connection with any of the Pledged Shares or proceeds thereof.

"Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by the Pledgors or any individual Pledgor to the Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by this Agreement or Section 10 of the Stock Purchase Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which the Pledgors are required to pay pursuant to any of the foregoing, by law, or otherwise.

"Secured Party" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

"Securities Act" shall have the meaning ascribed thereto in Section 9(c) of this Agreement.

"Stock Purchase Agreement" shall have the meaning ascribed thereto in the recitals to this Agreement.


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(b) Construction.

(i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference to this Agreement or to the Stock Purchase Agreement includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

(ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Secured Party or the Pledgors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

(iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Stock Purchase Agreement, the terms and provisions of the Stock Purchase Agreement shall control.

     2. Escrow. At the Closing, MRV shall transfer the Escrowed Shares to the Selling Shareholders and then the Selling Shareholders shall deliver the Escrowed Shares directly to the law firm of Baker and McKenzie, Taipei Office having David T. Liou as the representative (the "Escrow Agent"). The Pledgor and the Secured Party agree that the Escrow Agent shall act according to the sole instruction given by the Secured Party in accordance with the Stock Purchase Agreement and this Agreement. The Escrow Agent agrees to keep the Escrowed Shares in a security vault or safe deposit box, and will act with respect to such Escrowed Shares pursuant to the terms of this Agreement and the Stock Purchase Agreement.

     3. Pledge. As security for the prompt payment and performance of the Secured Obligations in full by the Pledgors when due (including amounts that would become due but for the operation of the provisions of the Bankruptcy
Code), the Pledgors hereby pledge, grant, transfer, and assign to the Secured Party a security interest in all of the Pledgors' right, title, and interest in and to the Collateral. The Pledgors will deliver to the Escrow Agent a Power of Attorney and a Stock Assignment, as attached in the Schedules C and D hereof, respectively, upon execution of this Agreement.

     4. Delivery and Registration of Collateral.


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(a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by the Pledgors to the Escrow Agent, as the Secured Party's sole and exclusive agent, who shall hold such certificates or instruments and the shares represented thereby for the sole and exclusive benefit of the Secured Party. Such certificates or instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party.

(b) In the event the that Secured Party becomes entitled to payment pursuant to
Section 10 of the Stock Purchase Agreement, the Secured Party shall have the unilateral right to cause the Escrow Agent to transfer to the Secured Party in the name of the Secured Party or any of its nominees any or all of the Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing the Collateral for certificates or instruments of smaller or larger denominations.

(c) Any and all Collateral (including dividends, interest, and other distributions, excluding cash) at any time received or held by the Pledgors shall be so received or held in trust for the Secured Party, shall be segregated from other funds and property of the Pledgor and shall be forthwith delivered to the Escrow Agent in the same form as so received or held, with any necessary endorsements.

(d) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then the Pledgors shall immediately cause the Secured Party's security interest thereon to be perfected in accordance with applicable law.

(e) The Escrow Agent may take any action, including without limitation the transfer of title and possession of the Collateral to MRV, not specified in this Agreement upon receipt by the Escrow Agent of MRV's instruction to deal with the situations relating to, including without limitation, any disputes among the parties in connection with the Stock Purchase Agreement and this Agreement or claims by any third party directly or indirectly, formally or informally, filed, occurred or made known to MRV or the Escrow Agent.

     5. Voting Rights and Dividends.

(a) The Escrow Agent shall have the exclusive right to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof based upon the Secured Party's reasonable instructions and in accordance with this Agreement and the Stock Purchase Agreement and shall be entitled to receive and retain in escrow any dividends or distributions, excluding cash, paid with respect to the Collateral.

(b) In the event that the Escrow Agent shall deliver the Collateral to the Secured Party, all rights of the Escrow Agent to exercise the voting and other consensual rights or receive and retain dividends or distributions, excluding cash, that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 5(a) hereof, shall cease, and all such rights shall thereupon become vested in the Secured Party, who shall thereupon have


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the sole right to exercise such voting or other consensual rights and to receive and retain such dividends and distributions, excluding cash. The Pledgors shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

     6. Representations and Warranties. The Pledgors represent, warrant, and covenant as follows:

(a) The Pledgors have taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and the Pledgors agree that the Secured Party, in its capacity as the Secured Party only, shall have no responsibility or liability for informing the Pledgors of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

(b) All information herein or hereafter supplied to the Secured Party by or on behalf of the Pledgors in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

(c) The Pledgors are and will be the sole legal and beneficial owners of the Collateral (including the Pledged Shares and all other Collateral acquired by the Pledgors after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party;

(d) This Agreement, and the delivery to the Escrow Agent of the Pledged Shares representing the Collateral, creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Shares in favor of Secured Party securing payment of the Secured Obligations, and all actions necessary to achieve such perfection (as defined in the Uniform Commercial Code) have been duly taken;

(e) Schedule A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing, all the Pledged Shares are in certificated form, and, except to the extent registered in the name of Secured Party or its nominee pursuant to the provisions of this Agreement, are registered in the name of each Pledgor, as applicable;

(f) There are no presently existing Proceeds owned by any Pledgor, except as set forth in Schedule B hereto; and

(g) To the best knowledge of the Pledgors, the pledge of the Collateral pursuant to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.


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     7. Further Assurances.

(a) The Pledgors agree that from time to time, at the expense of the Pledgors, the Pledgors will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby to the Secured Party or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of the Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by the Secured Party or persons designated by the Secured Party; and (iv) appear in and defend any action or proceeding that may affect the Pledgor's title to or the Secured Party's security interest in the Collateral, except for any litigation at the cost of the Secured Party.

(b) The Pledgors hereby authorize the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Each Pledgor will furnish to the Secured Party, upon the request of the Secured Party: (i) a certificate executed by an authorized officer of such Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as the Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to the Secured Party by such Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may request.

     8. Covenants of Pledgors. Each Pledgor shall:

(a) Perform each and every covenant in the Stock Purchase Agreement and related agreements as applicable to the Pledgor; and

(b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at such the Pledgor's Primary Address as set forth in Schedule A hereto, and not change the location of such Primary Address or such records without giving the Secured Party at least thirty (30) days prior written notice thereof.


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     9. Remedies. In the event that the Secured Party becomes entitled to payment pursuant to Section 10 of the Stock Purchase Agreement and the Pledgors shall fail to remit such payment, then Secured Party shall be entitled to exercise the following rights and remedies:

(a) the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against the Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(c) Each Pledgor hereby acknowledges that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" laws or other state securities laws may require strict limitations as to the manner in which the Secured Party or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor acknowledges and agrees that in order to protect the Secured Party's interest it may be necessary to sell the Collateral at a


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price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. The Pledgors have no objection to sale in such a manner and agrees that the Secured Party shall have no obligation to obtain the maximum possible price for the Collateral. Without limiting the generality of the foregoing, the Pledgor agrees that, in the event that the Secured Party becomes entitled to payment under
Section 10 of the Stock Purchase Agreement, the Secured Party may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by the Secured Party, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If the Secured Party shall solicit such offers, then the acceptance by the Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

(d) If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of the Secured Party, such Pledgor will, at its own expense:

      (i) use its best efforts to execute and deliver all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

      (ii) use its best efforts to qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Secured Party;

      (iii) execute and deliver to any person, entity or governmental authority as the Secured Party may choose, any and all documents and writings which, in the Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the issuers engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce the Secured Party's rights hereunder; and

      (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.


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The Pledgors acknowledge that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

(e) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION(a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10. Duties of Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9-207 of the Code, the Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any other persons with respect to any Collateral.

     11. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED CALIFORNIA OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE PLEDGORS AND SECURED PARTY EACH WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENCE OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 11.

     12. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, the Stock Purchase Agreement or any other related


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agreement, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Stock Purchase Agreement or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     13. Notices. Unless otherwise specifically provided herein, any notice of other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Stock Purchase Agreement.

     14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the termination of or indefeasible payment in full of the Secured Obligations under the Stock Purchase Agreement; (ii) be binding upon each Pledgor and such Pledgor's successors and assigns; and (iii) inure to the benefit of the Secured Party and its successors, transferees, and assigns. Upon the termination of the Secured Obligations, the security interests granted herein to Secured Party shall automatically terminate and all rights to the Collateral shall revert to the Pledgors, as applicable. Upon any such termination, the Secured Party will, at each Pledgor's expense, execute and deliver to each Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by such Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.

     15. Security Interest Absolute. To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

(a) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Stock Purchase Agreement or any other agreement or instrument relating thereto to the extent such other amendment or waiver does not affect the Secured Obligations;

(b) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

To the maximum extent permitted by law, the Pledgors hereby waive any right to require the Secured Party to: (A) proceed against or exhaust any security held from the Pledgors; or (B) pursue any other remedy in the Secured Party's power whatsoever.

     16. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.


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     17. Severability. In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

     19. Waiver of Marshaling. Each of the Pledgors and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) the Secured Party is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so reasonably elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so reasonably elects. The Pledgors and the Secured Party waive any right to require the marshaling of any of the Collateral.

     20. Escrow Fees. The Escrow Agent shall be entitled to compensation (the "Escrow Fees") in the amount equivalent to 0.3% of the value of the Escrowed Shares (equaling $70.00 per share) on the date of Closing as defined in Stock Purchase Agreement for the services to be rendered by it hereunder and in addition the Escrow Agent shall be reimbursed for all losses, liabilities or expenses, including reasonable attorneys' fees ("Reimbursement"), incurred or made by it arising out of or in connection with its entering into this Agreement or carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The Escrow Fees shall be equally borne by the Pledgors and the Secured Party. The Reimbursement shall be borne by the Pledgors when it is incurred and may be applied against the Escrowed Shares or other securities, instruments or considerations in replacement of or substitution of the Escrowed Shares as the case may be. For avoidance of doubt, the Escrow Agent Fees only cover the services of taking custody of the Escrowed Shares.

        21.    Miscellaneous.

(a) The Secured Party and the Pledgors hereby agree to jointly and severally indemnify and hold the Escrow Agent harmless from and against any losses, costs, claims, or actions arising from or incurred in connection with the escrow agent's performance of its obligations hereunder unless such losses, costs, claims or actions are incurred as a result of the Escrow Agent's willful misconduct or gross negligence.

(b) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent may conclusively presume that the undersigned representative of any party hereto which is a legal entity other than a natural person has full power and authority to instruct the Escrow Agent on behalf of that party unless written notice to the contrary is delivered to the Escrow Agent.

(c) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date upon which such resignation shall take effect, whereupon a successor Escrow Agent shall be appointed by the Secured Party. In the event that Escrow Agent resigns, there shall not be any additional Escrow Fees to be paid by the Pledgors to the successor escrow agent.

        IN WITNESS WHEREOF, the Pledgors and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.


MRV COMMUNICATIONS, INC.            BAKER & MCKENZIE, TAIPEI AS ESCROW AGENT


By: /s/ Edmund Glazer               By: /s/ David Liou
   ------------------------            ------------------------
   Name: Edmund Glazer                 Name:  David Liou
   Title: C.F.O.                       Title: Senior Partner


PLEDGORS


By: /s/ Keh-shium Liu
   ------------------------
   Name:  Keh-shium Liu
   Title: Authorized Representative

                                   SCHEDULE A

                                       TO

                        ESCROW AND STOCK PLEDGE AGREEMENT

Pledgor:

PLEDGED SHARES

                                                                          FORMER NAME, IF         PLEDGOR'S       PLEDGOR'S
                 NUMBER OF                             CERTIFICATE         ANY, IN WHICH          PERCENTAGE       PRIMARY
PLEDGOR           SHARES             CLASS              NUMBER(S)        CERTIFICATE ISSUED       OWNERSHIP        ADDRESS
-------          ---------           -----             -----------       ------------------       ---------       ---------




                                   SCHEDULE B

                                       TO

                        ESCROW AND STOCK PLEDGE AGREEMENT


Existing Proceeds:

                                   SCHEDULE C

                                POWER OF ATTORNEY


I, _____________, on behalf of the Pledgors, hereby irrevocably constitute and appoint David T. Liou of Baker & McKenzie, Attorneys-at-Law, to be my attorney in the Republic of China, with full power of substitution and revocation, to hold up to One-Hundred-Seventy-One Thousand, Four-Hundred Twenty-Nine (171,429) shares, with all dividends, rights and interests accruing to or accrue upon the same, of MRV Communications Inc., which are registered in the name of the Pledgors on the shareholders' roster of MRV; and to vote, transfer, assign, sell, pledge or otherwise dispose of the Collateral during the term of the Escrow and Stock Pledge Agreement and in accordance with the provisions of the Escrow and Stock Pledge Agreement.
 .

IN WITNESS WHEREOF, I have executed this Power of Attorney on the __th day of April, 2000.


                                             Selling Shareholders


                                             --------------------------------
                                             Name:  Keh-shium Liu
                                             Title: Authorized Representative

                                   SCHEDULE D

                                STOCK ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


                                          ______________________________________
________________________________________________________________________________
__________________________________Shares of the Common Stock ___________________
Stock of MRV Communications, Inc. standing in __________________________ name(s) on the books of said Corporation represented by Certificate(s) No. _____________ herewith and do hereby irrevocable constitute and appoint_______________________ _______________________________ attorney to transfer the said stock on the books of the within name corporation with full power of substitution.

Date:
     ---------------------
                                                   -----------------------------
                                                          [Name of Pledgor]


                             Signature Guaranteed:
                                                   -----------------------------
                                                          [Name of Witness]